UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 17, 2008

THE STALLION GROUP.

(Exact name of registrant as specified in its charter)

333-118360

 (Commission File Number)

Nevada

                 98-0429182

(State or other jurisdiction

(IRS Employer

of incorporation)

Identification No.)

#604 – 700 West Pender Street, Vancouver, British Columbia, V6C 1G8

(Address of principal executive offices) (Zip Code)

 (604) 760-6468

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

The Stallion Group hereby furnishes the information provided in the press release attached as Exhibit 99.1 hereto, which exhibit shall not be considered as filed for the purposes of the Securities Exchange Act of 1934.

Item 9.01  Financial Statements and Exhibits.

The following exhibits are filed or furnished herewith:

Exhibit 99.1

Press Release dated October 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Stallion Group
Date	October 17, 2008	(Registrant)
/s/ Christopher Paton-Gay
Christopher Paton-Gay, Chief Executive Officer